                                                                   Exhibit 10.37

                               SECURITY AGREEMENT

         This Security Agreement made as of the 15th day of December, 1999, by and between Financial Performance Corporation, a New York corporation having an address at 335 Madison Avenue, New York, New York (hereinafter referred to as "Debtor") and Robert S. Trump, an individual having an address c/o Trump Management, Inc., 2611 West 2nd Street, Brooklyn, New York 11223 (hereinafter referred to as "Secured Party").

                              W I T N E S S E T H:


         Whereas, Debtor is currently indebted to Secured Party in the principal amount of Five Hundred Thousand and 00/100 ($500,000.00) dollars, which indebtedness is evidenced by a certain secured promissory note (the "Note") executed and delivered by Debtor to Secured Party, dated even date herewith; and

         Whereas, as a material inducement to Secured Party to accept the Note, and as security for Debtor's full and prompt payment of the Indebtedness (as hereinafter defined), Debtor has agreed to grant Secured Party a first priority security interest in the Collateral (as hereinafter defined), on the terms and conditions hereinafter set forth.

         Now, therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. SECURED INDEBTEDNESS. This Security Agreement ("Agreement") shall secure the full and prompt payment of: (i) the Note and any and all other indebtedness of Debtor to Secured Party, whether now existing or hereafter incurred, arising out of any loan, contract, sale, guarantee, agreement or other transaction of any nature whatsoever, regardless of any other collateral or security delivered or held in connection with such indebtedness; and (ii) all costs, fees, charges and expenses which may be due or owing in connection therewith, including, without limitation, all costs and expenses (including, without limitation, attorneys' fees, disbursements and court costs) incurred by Secured Party in connection with the enforcement of any such indebtedness and Secured Party's enforcement of its rights hereunder (items (i) and (ii) are hereinafter collectively referred to as the "Indebtedness").

         2. SECURITY INTEREST. As security for the full and prompt payment, performance and observance of the Indebtedness, Debtor hereby assigns, transfers, sets over and delivers to Secured Party a first priority security interest in all of Debtor's right, title and interest in and to a sixty-day certificate of deposit to be purchased with the proceeds of the Note and to be issued by European American Bank (the "Issuer"), in the principal amount of five hundred thousand and 00/100 ($500,000.00) dollars and having a maturity date of on or about February 15, 2000 (the "Certificate of Deposit") and all replacements, substitutions, amendments, extensions and proceeds of the Certificate of Deposit (hereinafter collectively referred to as the "Collateral").

         3. RIGHTS OF OWNERSHIP. If any default under this Agreement or under the Indebtedness shall occur, whether or not Secured Party exercises any available option to declare the Indebtedness immediately due and payable or seeks or pursues any other relief or remedy available to Secured Party, in addition to all other remedies at law, in equity and hereunder, Secured Party or its nominee(s) shall have the sole and exclusive right, without notice to Debtor, to exercise all powers of ownership pertaining to the Collateral, and shall exercise such powers in such manner as Secured Party deems necessary or appropriate, in the sole and absolute discretion of Secured Party.

         4. FINANCING STATEMENTS; REPORTING. Simultaneously with the execution of this Agreement, Debtor shall deliver to Secured Party financing statements in accordance with the Uniform Commercial Code in effect in the State of New York ("UCC") and any and all certificates, papers, instruments and documents necessary or appropriate to create, evidence, preserve, perfect, validate, maintain and/or enforce Secured Party's security interest in the Collateral. Thereafter, at the request of Secured Party, Debtor shall, at its sole cost and expense and within forty-eight (48) hours following such request, execute and deliver to Secured Party one or more specific assignments, financing statements, continuation statements and any other instruments required by Secured Party, in form and substance satisfactory to Secured Party, in order to create, evidence, preserve, perfect, validate, maintain and/or enforce Secured Party's security interest in the Collateral in all necessary jurisdictions in the United States, at the sole and absolute discretion of Secured Party. Debtor designates Secured Party as Debtor's agent and attorney-in-fact to exercise the right to execute, deliver, file and/or record one or more financing or continuation statements under the UCC or other documents, as aforesaid, naming Debtor as the debtor and Secured Party as the secured party, and identifying or describing the Collateral. Such power of attorney, being coupled with an interest, shall be irrevocable until all of the Indebtedness has been paid in full. Debtor hereby authorizes Secured Party to file UCC-1 financing statements, continuation statements and any amendments thereto without the signature of Debtor. Debtor shall pay on demand to Secured Party, (i) Secured Party's costs of creating and perfecting its security interest in the Collateral in all jurisdictions and (ii) costs of such searches of the public records as Secured Party in its sole and absolute discretion shall require.

         5. LOCATION OF COLLATERAL. The Certificate of Deposit, if issued in a certificate form, is hereby delivered to, and shall be held by, Secured Party, until all of the Indebtedness shall be paid in full.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. As a material inducement to Secured Party to enter into this Agreement, Debtor warrants and represents and, where applicable, covenants, to and with Secured Party, as follows:

                  (a) Debtor is the sole beneficial and record owner of the Collateral and has, and at all times during the term of this Agreement shall have, good and indefeasible title to the Collateral, free and clear of collateral assignments, any and all liens, options, leases, beneficial interests, pledges, charges, security interests and other encumbrances of whatever kind or character, other than the security interest hereunder;

                  (b) Debtor has the full power, right and authority to grant a security interest in the Collateral to Secured Party as herein provided. Debtor has granted to Secured Party a valid, first priority security interest in the Collateral. No financing statement or other instrument with respect to any of the Collateral has been or will be granted, executed, delivered, recorded, registered or filed, other than with respect to the lien and security interest of Secured Party granted hereunder;

                  (c) Debtor is a corporation duly organized and validly existing under the laws of the State of New York, has all requisite corporate power and authority to own, operate and carry on its business and to enter into this Agreement and to perform all of its obligations hereunder. Debtor has and shall maintain all licenses and permits required by all applicable governmental authorities to own and operate its properties and to carry on its business;

                  (d) Debtor has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of this Agreement and all collateral documents arising out of or relating to this transaction, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy and insolvency laws;

                  (e) The execution, delivery and performance of this Agreement by Debtor will not constitute a violation of, or be in conflict with, or constitute or create a default under: (i) the certificate of incorporation or by-laws of Debtor, as amended to date; and (ii) any agreement, instrument, contract or commitment to which Debtor is a party or by which Debtor or any of Debtor's assets is bound. Debtor is not subject to any charter, corporate or other legal restriction or any decree, order, rule or regulation which has or will have an adverse effect on the business, assets or financial condition of Debtor, nor is Debtor a party to any contract, lease, agreement or instrument which has or may adversely affect Debtor's ability to perform its obligations to Secured Party;

                  (f) No consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority or any other third party is required for the execution, delivery and performance of this Agreement by Debtor, except as may be required pursuant to applicable federal and state securities laws;

                  (g) No claims, actions, suits, proceedings or investigations are known to be pending or threatened relating to or affecting the Collateral. Debtor does not know of or have any reason to believe that there is any event or condition of any kind or character pertaining to the Collateral which may adversely affect same;

                  (h) No representation or warranty of Debtor contained herein, and no certificates or documents called for hereunder, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein, or therein, not misleading.

         The foregoing representations and warranties of Debtor are true and accurate as of the date hereof and shall remain true and accurate so long as the Indebtedness shall remain outstanding.

         7. AFFIRMATIVE COVENANTS OF DEBTOR. Without limiting any of Debtor's covenants or obligations set forth elsewhere in this Agreement, Debtor hereby covenants and agrees that so long as the Indebtedness shall remain outstanding, Debtor shall:

                  (a) Provide and deliver to Secured Party upon demand copies of all further documents, assurances, instruments, financial data, invoices and other information and take all such further action which Secured Party may reasonably request from time to time in order to effectuate the purposes of this Agreement; and

                  (b) Promptly notify Secured Party of (i) any events or changes in the business, properties or condition, financial or otherwise, of Debtor, that may result in a material adverse change in the financial condition of Debtor and/or any adverse change in the Collateral, (ii) the institution of any suit or administrative proceeding involving Debtor that may materially and adversely affect Debtor's operations, property or business, or which may adversely affect the Collateral, and (iii) the entry of any judgments against the Debtor or liens against Debtor's property, including the Collateral.

         8. NEGATIVE COVENANTS OF DEBTOR. Without limiting any of Debtor's covenants or obligations contained elsewhere in this Agreement, Debtor covenants and agrees that so long as the Indebtedness shall remain outstanding, Debtor shall not:

                  (a) take any affirmative action from and after the date hereof to incur, create or assume any lien, claim, security interest, charge or other encumbrance of any nature whatsoever, with respect to the Collateral, nor shall Debtor assign its rights hereunder; or

                  (b) sell, assign, redeem, liquidate, pledge, hypothecate, encumber, modify, extend, change, transfer or otherwise dispose of the Collateral or any part thereof, in whole or in part, without Secured Party's prior written consent.

         9. SPECIAL PROVISIONS CONCERNING CERTIFICATE OF DEPOSIT. Without limiting any of Debtor's covenants or obligations set forth elsewhere in this Agreement, Debtor hereby covenants and agrees as follows:

                  (a) Debtor shall cause the Issuer to comply with any written instructions the Issuer receives from Secured Party at any time with regard to the Certificate of Deposit, including, without limitation, any instructions to redeem, liquidate, transfer, extend or otherwise dispose of the Certificate of Deposit, in whole or in part. Simultaneously with Debtor's execution and delivery of this Agreement, Debtor shall further irrevocably instruct the Issuer, in writing, to not comply with any instructions the Issuer receives from Debtor unless such instructions are in writing, signed by both Debtor and Secured Party;

                  (b) Debtor shall cause the Issuer to subordinate, in favor of Secured Party, any security interest, lien or right of set-off it may have, now or in the future, against the Collateral or any portion thereof;

                  (c) Upon maturity of the Certificate of Deposit, the entire proceeds thereof, including all accrued interest thereon, shall be paid by Issuer to Secured Party and, upon receipt and collection thereof by Secured Party, such proceeds shall be applied in reduction of the Indebtedness, with any excess to be refunded to Debtor;

                  (d) Simultaneously with Debtor's execution and delivery of this Agreement, Debtor shall cause the Issuer to enter into such further written agreement(s) with Debtor and Secured Party which shall be acceptable in all respects to Secured Party, in order to effectuate the provisions of Sections 9(a), (b) and (c) above.

         10.      INTENTIONALLY DELETED.

         11. PAYMENT OF TAXES. If any excise, sales or other tax is imposed by state, federal or local authorities in respect of the granting of a security interest in the Collateral under this Agreement, Debtor shall indemnify Secured Party in respect of such taxes.

         12. EVENTS OF DEFAULT. Any one or more of the following events shall constitute an Event of Default ("Event of Default") under this Agreement:

                  (a) Debtor's failure to pay the full principal amount of and accrued interest on the Note on the Maturity Date, or Debtor's failure to pay any other obligation due to Secured Party from Debtor on the date upon which such payment is due after giving effect to any applicable grace period;

                  (b) If any representation or warranty made by Debtor in this Agreement or in any document, instrument or agreement ancillary hereto was false, misleading or inaccurate at the time such representation or warranty was given and/or becomes false, misleading or inaccurate during the period such representation or warranty is to apply;

                  (c) The making of any levy on, seizure or attachment of any of the Collateral or any other assets of Debtor;

                  (d) If Debtor makes an assignment for the benefit of creditors, files for bankruptcy under the Federal Bankruptcy Act or any other insolvency laws, or any involuntary petition for bankruptcy is filed against Debtor or if a trustee or receiver of Debtor or either of their property shall be appointed;

                  (e) Any violation of, or failure by Debtor to comply with or perform, any of the covenants, terms, agreements and conditions of, or any breach or default under this Agreement or under any other agreement, document or instrument between Debtor and Secured Party, whether now or hereafter in effect; or

                  (f) Upon the institution of proceedings for the dissolution or full or partial liquidation of Debtor.

         13. REMEDIES OF SECURED PARTY. Except with respect to an Event of Default pursuant to Sections 12 (b), (c), (d) and (f) above, Debtor shall have ten (10) days from the occurrence of an Event of Default to cure same. Upon the occurrence of any Event of Default which has not been cured as provided in the immediately preceding sentence, in addition to all remedies available at law, in equity and hereunder, Secured Party shall have the right, without further notice to Debtor, to exercise, with respect to the Collateral, all rights and remedies of a secured party under the UCC as in effect in the jurisdiction or jurisdictions where the Collateral is located, and in addition thereto, the Note and all other obligations of Debtor to Secured Party shall become immediately due and payable upon demand and shall forthwith be paid and discharged by Debtor. Upon failure of Debtor to pay or perform any of Debtor's obligations under or pursuant to the Note or this Agreement, Secured Party shall have the following additional rights and remedies: (a) to prosecute any action, suit or proceeding with respect to the Collateral; and (b) to sell all or any part of the Collateral in the name of Debtor, or in Secured Party's own name, at public or private sale, for cash, upon credit or otherwise, and Secured Party may bid or become a purchaser at any such sale. Each purchaser at any such sale shall hold the Collateral sold free from any claim or right on the part of Debtor and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The giving of ten (10) days' notice by Secured Party designating the time and place of any public sale or the time after which any private sale is to be made shall be deemed reasonable notification within the meaning of Section 9-504(3) of the UCC, and otherwise. Secured Party shall not be obligated to make any sale of the Collateral if Secured Party shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may at its option proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         14. APPLICATION OF PROCEEDS OF SALE. The proceeds of sale of the Collateral sold pursuant to the provisions hereof shall be applied by Secured Party as follows:

                  First:   to the payment of all the costs and expenses of such
sale, including all expenses of Secured Party and the fees and out-of-pocket expenses of counsel employed in connection therewith, and payment of all costs and expenses incurred by Secured Party in connection with the administration and enforcement of this Agreement and/or Secured Party's administration and ownership of the Collateral.

                  Second: to the payment or prepayment in full of the Indebtedness, in any order of priority in the manner that the Secured Party shall choose.

                  Third:   the balance, if any, shall be paid to Debtor. If the
proceeds of sale are insufficient to satisfy the payments called for in paragraphs First and Second above, in full, Debtor shall remain liable to Secured Party for any deficiency.

         15. REMEDIES CUMULATIVE; WAIVER AND RELEASE. All rights, remedies and powers granted to Secured Party herein or implied in law, shall be cumulative and may be exercised singly or concurrently with such other rights as Secured Party may now or hereafter have and shall include, among others, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Debtor of this Agreement, and such rights may be exercised as to all or any part of the Collateral. No exercise by Secured Party of one right or remedy shall be deemed an election which bars Secured Party from electing any other remedy available to Secured Party and no waiver by Secured Party of any default on the part of Debtor, or either of them, shall be deemed a continuing waiver. No delay or failure by Secured Party to exercise its rights granted hereunder shall be deemed a waiver of such rights or of any other right granted hereunder or by law. Secured Party may proceed directly against Debtor to enforce the obligations and shall not be required to take any action to collect or protect Secured Party's interest in the Collateral. Debtor hereby waives presentment, notice of dishonor, protest and notice of protest of all instruments included in, or evidencing, the obligations under this Agreement and any and all notice or demands whatsoever, except as expressly provided herein.

         16. EXPENSES. Debtor shall pay, on demand, all expenses incurred by Secured Party in connection with the (i) preparation and negotiation of this Agreement, the Note and all related documentation and the closing of the secured loan transaction referred to herein and in the Note and (ii) the enforcement and collection of the Indebtedness and the enforcement of this Agreement including, but not limited to, attorneys' fees, court costs and disbursements, together with interest thereon at the rate of fifteen (15%) percent per annum from the day Secured Party shall have incurred same. Until paid, such amounts shall be deemed part of the Indebtedness.

         17. INDEMNIFICATION. Debtor shall indemnify and hold harmless Secured Party from and against any and all claims, demands, suits, judgments, actions, penalties, liabilities, costs and expenses (including, without limitation, attorneys' fees, disbursements and Court costs) which Secured Party may incur or suffer or which may be asserted against Secured Party arising out of or in connection with a breach of any of the covenants, warranties or representations of Debtor herein.

         18. JURISDICTION; WAIVER OF JURY. Any dispute arising out of this Agreement or the interpretation of this Agreement shall be resolved in accordance with the terms of this section. Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to this Agreement and/or the Collateral. In the event of any litigation with respect to any matter in connection with this Agreement and/or the Collateral, Debtor hereby waives all rights to a trial by jury, and all rights of set-off, cross-claim and counterclaim of any nature. In any such litigation, Debtor waives personal service of any summons, complaint or other process, the service of which may be made by certified or registered mail directed to Debtor at the address above set forth. In the alternative, in its sole discretion, Secured Party may effect service upon Debtor in any other form or manner permitted by law.

         19. AMENDMENT; SEVERABILITY. This Agreement contains the entire understanding of the parties with regard to the subject matter hereof and all prior agreements or understandings of the parties are merged herein. No provision of this Agreement shall be modified, altered, limited, waived, released or terminated except by written instrument executed by the party to be charged. If any term or provision of this Agreement shall be held to be incomplete, invalid, illegal or unenforceable by a court of competent jurisdiction, the validity of all other terms hereof shall in no way be affected thereby.

         20. NOTICES. Except as otherwise expressly provided herein, all notices, requests, demands, documents and other communications given or due hereunder shall hereafter be made in writing and shall be deemed to have been duly given: (i) when delivered, if delivered by hand, (ii) one (1) business day after being delivered to a recognized overnight delivery service such as Federal Express, or (iii) three (3) days after being deposited in the United States mail, if mailed, by registered or certified mail, return receipt requested, postage prepaid, to each party's respective address set forth on the first page of this Agreement, with a copy given in like manner, in the case of Debtor, to Baer Marks & Upham, LLP, 805 Third Avenue, New York, New York 10022, Attention:
Jonathan Russo, Esq.; and in the case of Secured Party, to Kaufman Friedman Plotnicki & Grun, LLP, 300 East 42nd Street, New York, New York 10017,
Attention: Gary S. Friedman, Esq.

         21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors and assigns.

         22. INTERPRETATION. Notwithstanding any rule of law or custom to the contrary, no provision of this Agreement shall be construed or interpreted in favor of or against one party hereto merely by reason of such party having caused this Agreement to be prepared.

         23. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws.

         In witness whereof, the parties hereto have caused this agreement to be executed as of the date first written above.


                                               Debtor:

WITNESS:                                       Financial Performance Corporation


                                               By: /s/ William F. Finley
------------------------                       -------------------------------
                                                       William F. Finley,
                                                       President


                                               Secured Party:


                                               /s/ Robert S. Trump
------------------------                       -------------------------------
                                                   Robert S. Trump